Exhibit 10.3.1

ASSIGNMENT

THIS ASSIGNMENT is made effective July 1, 2002, by Wake Forest University, on behalf of Wake Forest University School of Medicine (“WFU”);

WITNESSETH:

Whereas, WFU and Advanced Cell Technology, Inc. entered into that Materials Transfer and Research Data License Agreement, effective January 28, 2000, (the “Agreement”); and

WHEREAS, WFU desires to assign such Agreement to WAKE FOREST UNIVERSITY HEALTH SCIENCES, a North Carolina non-profit corporation, (“WFUHS”), which entity is a wholly-controlled subsidiary of Wake Forest University;

NOW, THEREFORE, WFU hereby takes the following action:

1.             WFU hereby assigns all of its rights and obligations under the Agreement, effective July 1, 2002, to WAKE FOREST UNIVERSITY HEALTH SCIENCES; and

2.             effective July 1, 2002, all payments to be made under the Agreement to WFU shall be paid instead to WAKE FOREST UNIVERSITY HEALTH SCIENCES, using Employer Identification Number (“EIN”) 22-3849199; and

3.             effective July 1, 2002, all notices to be provided under the agreement to WFU shall be provided instead to WAKE FOREST UNIVERSITY HEALTH SCIENCES, at the following notice address:

Director, Office of Technology Asset Management
Wake Forest University Health Sciences
Medical Center Boulevard
Winston-Salem, NC 27157-1023

Wake Forest University

By:	/s/ Spencer K. Lemons
Spencer K. Lemons Director Office of Technology Asset Management